Exhibit 99.1

Maravai LifeSciences Appoints Trey Martin to Board of Directors

Maravai announces the appointment of CEO Trey Martin to its Board of Directors, highlighting his leadership, commitment to innovation, and industry experience

SAN DIEGO, July 29, 2024 - Maravai LifeSciences, Inc. (NASDAQ: MRVI), a global provider of life science reagents and services to researchers and biotech innovators, announced that its CEO William “Trey” Martin, III has been appointed to the Company’s Board of Directors, effective July 31, 2024. This strategic appointment underscores Martin’s commitment to innovation, leadership capabilities, and deep industry knowledge.
“We are thrilled to welcome Trey to our Board of Directors,” said Carl Hull, Maravai’s co-founder and Executive Chair of its Board of Directors. “Trey’s extensive experience and depth of knowledge will bring valuable perspectives and enrich our collective decision-making. His close connection to our markets, customers, and employees will undoubtedly enhance our ability to navigate emergent risks and seize opportunities. Trey’s presence reinforces the bridge between our Board and our day-to-day operations, ensuring we remain deeply connected and responsive to the issues that matter most. Since his assumption of the CEO role last year, the Board has been impressed with his leadership capabilities and we believe his contributions to our Board will help Maravai deliver on our return to growth strategy and achieve our ambitious objectives.”
“I am honored to join Maravai’s Board of Directors and will continue to work closely with our exceptional team,” Martin said. “I remain confident in the fundamental strength of our end markets, and the value we provide our customers for the life-changing development of drug therapies, diagnostics and novel vaccines. Together with the Board, I am committed to building a strong foundation for long-term, sustainable growth of our businesses.”
Mr. Martin has more than 25 years of executive leadership experience in life sciences operations, engineering, sales, product development and marketing. Since July 2023, he has served as Maravai’s Chief Executive Officer. From December 2022 to July 2023, Mr. Martin served as President, Biologics Safety Testing at Maravai. Prior to that, he was Senior Vice President, Genomic Medicines, at Danaher Corporation. Mr. Martin originally joined Danaher with the acquisition of Integrated DNA Technologies (IDT) in 2018 and served as President of the IDT business there for over three years. Prior to its acquisition, Mr. Martin held positions of increasing responsibility over more than two decades at IDT, and contributed to the consistent growth and competitiveness of the company’s genomic solutions business through organic and inorganic growth investments. Mr. Martin holds a Bachelor’s in biochemistry from the University of Iowa.
Martin joins Maravai Executive Chair Carl Hull, as one of two executives on the Company’s Board.
Martin has been appointed to fill the vacancy on the Board that will be created by Anat Ashkenazi’s previously-disclosed resignation.

About Maravai
Maravai is a leading life sciences company providing critical products to enable the development of drug therapies, diagnostics, and novel vaccines and to support research on human diseases. Maravai’s companies are leaders in providing products and services in the fields of nucleic acid synthesis and biologics safety testing to many of the world’s leading biopharmaceutical, vaccine, diagnostics, and cell and gene therapies companies.
For more information about Maravai LifeSciences, visit www.maravai.com.
Forward-looking Statements
This press release may contain "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this press release which are not strictly historical statements constitute forward-looking statements, including, without limitation, statements related to the expectation that Mr. Martin will drive Maravai’s growth strategy and objectives, constitute forward-looking statements identified by words like “plan,” “will,” “expect,” “believe,” “may,” “anticipate,” or “could” and similar expressions. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, continued demand for our COVID-19 related products and services, which currently comprise a significant portion of our revenue, and the other risks and uncertainties described in greater detail in the “Risk Factors” section of our most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. Actual results may differ materially from those contemplated by these forward-looking statements, and therefore you should not rely upon them. These forward-looking statements reflect our current views and we do not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof except as required by law.
Contact Information:
Investor Contact: Deb Hart
Maravai LifeSciences
+ 1 858-988-5917
ir@maravai.com